UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2017

ASV HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38089	82-1501649
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 Lily Lane, Grand Rapids, Minnesota 55744

(Address of Principal Executive Offices) (Zip Code)

(218) 327-3434

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 17, 2017, ASV Holdings, Inc. (formerly A.S.V., LLC) (the “Company”) completed its underwritten initial public offering (the “IPO”) of 3,800,000 shares of the Company’s common stock, including 1,800,000 shares sold by the Company and 2,000,000 shares sold by Manitex International, Inc. (“Manitex”), a selling stockholder in the IPO, at a price to the public of $7.00 per share. A.S.V. Holding, LLC, a subsidiary of Terex Corporation (“Terex”) and a selling stockholder in the IPO, has granted a 45-day option to the underwriters to purchase up to 570,000 additional shares of common stock solely to cover over-allotments, if any.

On May 12, 2017, in connection with the pricing of the IPO, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC, as representative of the underwriters listed on Schedule I thereto, and the selling stockholders listed on Schedule II thereto. The description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is hereby incorporated by reference into this Item 1.01.

In connection with the IPO, the Company entered into certain agreements that govern the Company’s ongoing relationships with Terex and Manitex following the LLC Conversion (as defined in Item 5.03 below) and the IPO, including a separation agreement, an employee matters agreement and a registration rights agreement. Summaries of each of these agreements are set forth under the caption “Certain Relationships and Related Party Transactions” in the Company’s prospectus dated May 12, 2017 (the “Prospectus”), filed with the Securities and Exchange Commission (the “Commission”) on May 15, 2017 pursuant to Rule 424(b)(4) under the Securities Act, as amended (the “Securities Act”), and forms of each agreement were filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-216912), as amended (the “Registration Statement”).

Separation Agreement

On May 11, 2017, the Company entered into a separation agreement with Manitex and Terex (the “Separation Agreement”). The Separation Agreement provides for, among other things, the formal allocation of rights to assets and responsibility for liabilities relating to the Company’s business and the rights and responsibilities of Manitex and Terex for assets and liabilities unrelated to the Company’s business. To the extent any such assets and liabilities are not currently held by the party that will retain such assets and liabilities, the Separation Agreement provides for the transfer of such assets and liabilities to the appropriate party. The Separation Agreement also provides further assurances and covenants between Manitex, Terex and the Company to ensure that the separation of the Company’s business from Manitex and Terex is executed pursuant to the Company’s intent and that commercially reasonable efforts will be taken to do all things reasonably necessary to consummate and make effective the separation of its business from those of Manitex and Terex.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement attached hereto as Exhibit 10.1, which is hereby incorporated by reference into this Item 1.01.

Employee Matters Agreement

On May 11, 2017, the Company entered into an employee matters agreement with Manitex (the “Employee Matters Agreement”), which generally provides that the Company and Manitex each will continue to have responsibility for its own employees. The Employee Matters Agreement also contains provisions allocating between the Company and Manitex liabilities relating to the employment of current and former employees of the Company’s business and the compensation and benefit plans and programs in which such employees participate. In general, the Company retains liabilities relating to the employment, compensation and benefits of current and former employees of its business, including liabilities relating to medical benefits and COBRA, workers’ compensation and any other claims and litigation. In addition, the Employee Matters Agreement provides for the conversion of Manitex equity awards held by the Company’s employees in connection with the IPO.

The foregoing description of the Employee Matters Agreement is qualified in its entirety by reference to the full text of the Employee Matters Agreement attached hereto as Exhibit 10.2, which is hereby incorporated by reference into this Item 1.01.

Registration Rights Agreement

On May 17, 2017, the Company entered into a registration rights agreement with Manitex and A.S.V. Holding, LLC, a wholly-owned subsidiary of Terex (the “Registration Rights Agreement”). Subject to certain conditions and limitations, the Registration Rights Agreement provides Manitex and the subsidiary of Terex with certain registration rights as described below. An aggregate of 6,000,000 shares of common stock are entitled to these registration rights.

Demand registration rights

At any time during the five years after the completion of the IPO, Manitex and the subsidiary of Terex will have the right to demand that the Company file, collectively, up to three registration statements (but no more than twice within a single 365-day period).

Piggyback registration rights

At any time after the completion of the IPO until such time as Manitex and Terex represent less than 1% of the Company’s issued and outstanding stock, if the Company proposes to register any shares of its equity securities under the Securities Act either for its own account or for the account of any other person, then the subsidiary of Terex and Manitex will be entitled to notice of the registration and will be entitled to include their shares of common stock in the registration statement.

Expenses and indemnification

The Company will pay all expenses relating to any demand, piggyback or shelf registration, other than underwriting discounts and commissions, related fees and any transfer taxes, subject to specified conditions and limitations. The Registration Rights Agreement includes customary indemnification provisions, including indemnification of the participating holders of shares of common stock and their directors, officers and employees by the Company for any losses, claims, damages or liabilities in respect thereof and expenses to which such holders may become subject under the Securities Act, state law or otherwise.

Termination of registration rights

The registration rights granted under the Registration Rights Agreement will terminate upon the date the holders of shares that are a party thereto no longer hold any such shares that are entitled to registration rights.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement attached hereto as Exhibit 10.3, which is hereby incorporated by reference into this Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of May 11, 2017, the Company’s Board of Directors approved, and its stockholders adopted, the ASV Holdings, Inc. 2017 Equity Incentive Plan (the “2017 Plan”). A description of the 2017 Plan is set forth under the caption “Executive and Director Compensation” in the Company’s Prospectus.

The description of the 2017 Plan is qualified in its entirety by reference to the full text of the 2017 Plan attached hereto as Exhibit 10.4, which is hereby incorporated by reference into this Item 5.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 11, 2017, pursuant to a Plan of Conversion adopted by the Members and Board of Managers of A.S.V., LLC as of April 25, 2017, the Company converted from a Minnesota limited liability company into a Delaware corporation and changed its name from A.S.V., LLC to ASV Holdings, Inc. (the “LLC Conversion”).

In conjunction with the LLC Conversion, on May 11, 2017, the Company filed a certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and the bylaws of the Company (the “Bylaws”) became effective. A description of the Company’s common stock and the terms of the Certificate of Incorporation and Bylaws are set forth under the caption “Description of Capital Stock” in the Company’s Prospectus.

The foregoing descriptions of the Plan of Conversion, the Certificate of Incorporation and Bylaws are qualified in their entity be reference to the full text of the Plan of Conversion, the Certificate of Incorporation and Bylaws attached hereto as Exhibits 2.1, 3.1 and 3.2, respectively, which are hereby incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

The Company issued a press release in connection with the pricing of the IPO on May 12, 2017 and the closing of the IPO on May 17, 2017. Copies of each press release are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 12, 2017, by and among ASV Holdings, Inc., Roth Capital Partners, LLC, as representative of the underwriters listed in Schedule I thereto, and the selling stockholders listed in Schedule II thereto.

2.1	Plan of Conversion of A.S.V., LLC, dated as of April 25, 2017.

3.1	Certificate of Incorporation of ASV Holdings, Inc., dated as of May 11, 2017.

3.2	Bylaws of ASV Holdings, Inc., dated as of May 11, 2017.

10.1	Separation Agreement, dated as of May 11, 2017, by and among ASV Holdings, Inc. (as successor-in-interest to A.S.V., LLC), Terex Corporation and Manitex International, Inc.

10.2	Employee Matters Agreement, dated as of May 11, 2017, by and between ASV Holdings, Inc. (as successor-in-interest to A.S.V., LLC) and Manitex International, Inc.

10.3	Registration Rights Agreement, dated as of May 17, 2017, by and among ASV Holdings, Inc., A.S.V. Holding, LLC and Manitex International, Inc.

10.4	ASV Holdings, Inc. 2017 Equity Incentive Plan, effective as of May 11, 2017.

99.1	Press Release dated May 12, 2017.

99.2	Press Release dated May 17, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASV HOLDINGS, INC.

By:	/s/ Andrew M. Rooke
Name:	Andrew M. Rooke
Title:	Chief Executive Officer

Date: May 18, 2017

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 12, 2017, by and among ASV Holdings, Inc., Roth Capital Partners, LLC, as representative of the underwriters listed in Schedule I thereto, and the selling stockholders listed in Schedule II thereto.

2.1	Plan of Conversion of A.S.V., LLC, dated as of April 25, 2017.

3.1	Certificate of Incorporation of ASV Holdings, Inc., dated as of May 11, 2017.

3.2	Bylaws of ASV Holdings, Inc., dated as of May 11, 2017.

10.1	Separation Agreement, dated as of May 11, 2017, by and among ASV Holdings, Inc. (as successor-in-interest to A.S.V., LLC), Terex Corporation and Manitex International, Inc.

10.2	Employee Matters Agreement, dated as of May 11, 2017, by and between ASV Holdings, Inc. (as successor-in-interest to A.S.V., LLC) and Manitex International, Inc.

10.3	Registration Rights Agreement, dated as of May 17, 2017, by and among ASV Holdings, Inc., A.S.V. Holding, LLC and Manitex International, Inc.

10.4	ASV Holdings, Inc. 2017 Equity Incentive Plan, effective as of May 11, 2017.

99.1	Press Release dated May 12, 2017.

99.2	Press Release dated May 17, 2017.